UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2015

ITUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 484-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On June 23, 2015, ITUS Corporation (the “Company”) issued a press release announcing the formation of a new subsidiary, Anixa Diagnostics Corporation (“Anixa”). Anixa’s mission will be to develop and launch a suite of simple, inexpensive, non-invasive cancer screening tests that can identify asymptomatic patients that have solid-tumors, with minimal numbers of false positives. Anixa will be led by Dr. Amit Kumar, a current director and strategic advisor of the Company, who will become Executive Chairman of Anixa and also assume the role of Vice-Chairman of the Company. A copy of the Company’s press release is included herein as Exhibit 99.1

The Company will hold a web-based conference call on June 24, 2015 at 1:30 p.m. pacific time to present an update on the Company and its new cancer diagnostic initiative, Anixa. The call will be hosted by Robert Berman, the President and Chief Executive Officer of the Company, and Dr. Amit Kumar. To listen and/or participate in the conference call, dial 877-407-0749 for US & Canada, (412-902-0034 for international callers), or login via the web at http://ituscorp.equisolvewebcast.com/cc-6-24, or access the call via the IR Calendar page, which can also be found on ITUS’ website, by clicking the “Investors,” “News/Events,” and “IR Calendar” links.  A replay of the web-based conference call will be available on the Company’s website for two weeks.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

98.1

Press release, dated June 23, 2015.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, including the exhibits included herein, may contain forward-looking statements. Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company's current expectations concerning future events and results. We generally use the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “will” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in “Item 1A – Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended October 31, 2014 as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2015

ITUS CORPORATION

By:/s/ Robert A. Berman

       Name: Robert A. Berman

       Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press Release, dated June 23, 2015.